UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 12, 2013

Oil States International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-16337	76-0476605
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Three Allen Center 333 Clay Street, Suite 4620, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (713) 652-0582

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On July 30, 2013, Oil States International, Inc. ("Oil States") announced that its board of directors had authorized management to pursue the spin-off its Accommodations business into a standalone, publicly traded company. On December 12, 2013, the Accommodations business filed a registration statement on Form 10 under the Securities Exchange Act of 1934, as amended, relating to the common stock of the Accommodations business that is expected to be distributed by Oil States to its stockholders in the spin-off. The registration statement has not been declared effective by the SEC and is subject to completion. A copy of the press release regarding the filing of the registration statement on Form 10 is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information contained in this report is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release issued December 12, 2013

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oil States International, Inc. (Registrant)
December 12, 2013 (Date)	/s/ ROBERT W. HAMPTON Robert W. Hampton Senior Vice President, Accounting and Corporate Secretary

Index to Exhibits

Exhibit Number	Description

99.1	Press release issued December 12, 2013